UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  October 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of September 1, 2002, providing for, inter alia, the issuance of CSFB Home Equity Trust Series 2002-3 Home Equity Pass-Through Certificates, Series 2002-3)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-23              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Home Equity Trust Series 2002-3 Home Equity Pass-Through
Certificates, Series 2002-3 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of September 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, Wshington Mutual Bank FA, as servicer, and JPMorgan Chase Bank, as trustee.

     On October 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2002 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSFB Home Equity  Trust  Series  2002-3 Home Equity
Pass-Through Certificates, Series 2002-3
---------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 30, 2002           By:   /s/  Andreas Auer
                                  ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on October 25, 2002



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-3
                                Statement to Certificate Holders
                                      October 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        61,250,000.00    61,250,000.00    1,672,734.02      99,698.45    1,772,432.47    0.00         0.00       59,577,265.98
A2        51,500,000.00    51,500,000.00            0.00     163,405.21      163,405.21    0.00         0.00       51,500,000.00
A3        32,250,000.00    32,250,000.00            0.00     143,692.56      143,692.56    0.00         0.00       32,250,000.00
P                100.00           100.00            0.00       9,231.97        9,231.97    0.00         0.00              100.00
AR               100.00           100.00          100.00           0.97          100.97    0.00         0.00                0.00
M1        16,750,000.00    16,750,000.00            0.00      41,297.25       41,297.25    0.00         0.00       16,750,000.00
M2A        8,500,000.00     8,500,000.00            0.00      25,407.51       25,407.51    0.00         0.00        8,500,000.00
M2B        2,750,000.00     2,750,000.00            0.00       7,887.78        7,887.78    0.00         0.00        2,750,000.00
B          7,250,000.00     7,250,000.00            0.00      25,467.29       25,467.29    0.00         0.00        7,250,000.00
TOTALS   180,250,200.00   180,250,200.00    1,672,834.02     516,088.99    2,188,923.01    0.00         0.00      178,577,365.98

X1       180,250,000.00   180,250,000.00            0.00   1,181,742.46    1,181,742.46    0.00         0.00      178,577,265.98
X2                 0.00             0.00            0.00           0.00            0.00    0.00         0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1     22541NGR4    1,000.00000000     27.30994318        1.62772980      28.93767298      972.69005682       A1       2.020630 %
A2     22541NGS2    1,000.00000000      0.00000000        3.17291670       3.17291670    1,000.00000000       A2       3.807500 %
A3     22541NGT0    1,000.00000000      0.00000000        4.45558326       4.45558326    1,000.00000000       A3       5.346700 %
P      22541NGY9    1,000.00000000      0.00000000   92,319.70000000  92,319.70000000    1,000.00000000       P       11.615517 %
AR     22541NGU7    1,000.00000000  1,000.00000000        9.70000000   1,009.70000000        0.00000000       AR      11.615517 %
M1     22541NGV5    1,000.00000000      0.00000000        2.46550746       2.46550746    1,000.00000000       M1       3.060630 %
M2A    22541NHP7    1,000.00000000      0.00000000        2.98911882       2.98911882    1,000.00000000       M2A      3.710630 %
M2B    22541NHQ5    1,000.00000000      0.00000000        2.86828364       2.86828364    1,000.00000000       M2B      3.560630 %
B      22541NGX1    1,000.00000000      0.00000000        3.51272966       3.51272966    1,000.00000000       B        4.360630 %
TOTALS              1,000.00000000      9.28062227        2.86318123      12.14380350      990.71937773

X1     22541NGZ6    1,000.00000000      0.00000000        6.55613015       6.55613015      990.71992222       X1       0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-8847
                               Fax: 212) 946-8919
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-3
                                        Statement to Certificate Holders
                                           October 25, 2002


Sec. 4.06(a)(i) Principal Remittance Amount                                            1,672,834.02

                Scheduled Principal Prepayments                                          122,818.55

                Principal Prepayments                                                  1,398,264.10

                Curtailments                                                             151,184.26

                Cutailment Interest Adjustments                                              792.45

                Repurchase Principal                                                           0.00

                Substitution Amounts                                                           0.00

                Net Liquidation Proceeds                                                       0.00

                Other Principal Adjustments                                                 -225.34

                Gross Interest                                                          1,751,265.97

                Reimbursements of Non-Recoverable Advances Previously Made                      0.00

                Recovery of Reimbursements Previously Deemed Non-Recoverable                    0.00

Prepayment Penalties
                Number of Loans with Respect to which Prepayment Penalties were Collected          7

                Balance of Loans with
                Respect to which Prepayment Penalties were Collected                      222,300.62

                Amount of Prepayment Penalties Collected                                    9,231.00


                                      -7-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-3
                                        Statement to Certificate Holders
                                            October 25, 2002

Sec. 4.06(a)(iv)        Beginning Number of Loans Outstanding                                              4,321

                        Beginning Aggregate Loan Balance                                          172,141,374.77

                        Ending Number of Loans Outstanding                                                 4,282

                        Ending Aggregate Loan Balance                                             170,468,540.75

Sec. 4.06(a)(v)         Servicing Fees                                                                 71,785.09

                        Trustee Fee, Credit Risk Manager Fee, & FSA Premium                            13,221.66

Sec. 4.06(a)(vii)       Current Advances                                                                     N/A

                        Aggregate Advances                                                                   N/A

Sec. 4.06(viii) Delinquent Mortgage Loans
                Group 1
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         36              1,223,610.58            0.72 %
                2 Month          9                534,359.73            0.31 %
                3 Month          1                 19,773.91            0.01 %
                Total           46              1,777,744.22            1.04 %

                * Delinquent Bankruptcies are included in the table above.



                                    -8-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-3
                                        Statement to Certificate Holders
                                            October 25, 2002


                Bankruptcies

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00 %

                * Only Current Bankruptcies are reflected in the table above.


                Balance of Bankruptcies delinquent 31 to 60 Days (Total)                                   0.00
                * Above Figures provided for calculation of Rolling 3 Month Delinquency Rate.


                Foreclosures

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00 %


Sec. 4.06(xi)   REO Properties

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%



                                    -9-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-3
                                        Statement to Certificate Holders
                                           October 25, 2002

Section 4.04(a)(xii)    Current Realized Losses                                                         0.00

                        Cummulative Realized Losses (Total)                                             0.00

Sec. 4.04 (a)(xiv)      Amount on Deposit in Pre-Funding Account                                8,108,825.23

Sec. 4.04 (a)(xiv)      Capitalized Interest Requirement                                           22,341.22

Sec. 4.04 (a)(xv)       Insured Payments                                                                0.00

Trigger Event           Trigger Event Occurrence
                        (Is Rolling 3 Month Delinquency Rate > 16.5% of Sr. Enhancement%?)               No
                        Rolling 3 Month Delinquency Rate                                           0.31030 %
                        Sr. Enhancement Percentage x 16.5%                                         3.41192 %

O/C Reporting           Targeted Overcollateralization Amount                                   6,759,382.50
                        Ending Overcollateralization Amount                                             0.00
                        Ending Overcollateralization Deficiency                                 6,759,382.50
                        Overcollateralization Release Amount                                            0.00
                        Monthly Excess Interest                                                 1,181,742.46
                        Payment to Class X-1                                                    1,181,742.46


                                    -10-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
